Exhibit 10.5

SWINGLINE NOTE

$	New York, New York
, 2005

FOR VALUE RECEIVED, FAIRPOINT COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of (the “Lender”), in lawful money of the United States of America in immediately available funds, at the Payment Office (as defined in the Agreement referred to below) initially located at 60 Wall Street, New York, New York 10005, on the Swingline Expiry Date (as defined in the Agreement) the principal sum of                        ($             ) or, if less, the then unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

This Note is the Swingline Note referred to in the Credit Agreement, dated as of February 8, 2005, among the Borrower, the lenders from time to time party thereto (including the Lender), Bank of America, N.A., as Syndication Agent, CoBank, ACB and General Electric Capital Corporation, as Co-Documentation Agents, and Deutsche Bank Trust Company Americas, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement).  This Note is secured pursuant to the Pledge Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

FAIRPOINT COMMUNICATIONS, INC.

By
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